 Exhibit 10.3
NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is made as of September 25, 2017 by and between Hispanica International Delights of America, Inc. (the “Company”), a Delaware corporation, with its principal place of business at 575 Lexington Avenue, 45th Floor, New York, NY 10022, and Shircoo, Inc., a California corporation, with its principal place of business at 2350 E. Allview Terrace, Los Angeles, CA 90068 (the “Purchaser”).

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, a Secured Promissory Note in the principal amount of $650,000 (the “Note”); and

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

ARTICLE I PURCHASE AND SALE OF NOTE

1.1. Authorization of Note. The Company has authorized the issuance of the Note.

1.2. Agreement to Sell and Purchase the Note. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company, at the Closing (as defined below), the Note for a purchase price (“Purchase Price”) equal to $650,000. This purchase commitment is made in accordance with and subject to the terms and conditions described in this Agreement. The terms of the Note shall be as set forth in the form of Note attached hereto as Exhibit A (the “Form of Note”).

1.3. Delivery of Note. The Purchaser hereby authorizes and directs the Company, upon the Closing, to deliver the Note to be issued to Purchaser pursuant to this Agreement to the Purchaser’s address indicated on the signature page hereto.

1.4. Issuance of Common Stock. As additional consideration for the purchase of the Note, the Company shall issue to Purchaser, at Closing, 1,500,000 shares of the Company’s common stock,
$0.001 par value (the “Shares”), which Shares shall be restricted from resale except in compliance with the 1933 Act.

1.5. Consulting Fee. At Closing, the Company shall pay Purchaser a consulting fee equal to ten percent (10%) of the principal amount of the Note (“Consulting Fee”), in consideration for the provision of certain consulting services provided by Purchaser to the Company in connection with the transactions contemplated by this Agreement.

1.6. The Closing. The closing with respect to the transactions contemplated by this Article I shall take place on the date hereof (the “Closing”) at the offices of the Company, or such other time and place as agreed to by the parties.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION

The Purchaser hereby represents and warrants to and agrees with the Company as follows:

2.1. Reliance on Exemptions. The Purchaser acknowledges that the offering and sale of the Note and the Shares (together, the “Purchased Securities”) (the “Offering”) has not been reviewed or recommended by the SEC or any state agency because this is intended to be a nonpublic offering exempt from the registration requirements of the 1933 Act and state securities laws. The Offering is being made solely to an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the 1933 Act. The Purchaser understands that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Purchased Securities.

2.2. Investment Purpose. The Purchaser represents that the Purchased Securities are being purchased for its own account, for investment purposes only and not with a view to distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Purchaser agrees that it will not sell or otherwise transfer the Purchased Securities, unless they are registered under the 1933 Act or unless an exemption from such registration is available.

2.3. Accredited Investor. The Purchaser represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act and that it is able to bear the economic risk of any investment in the Purchased Securities. The Purchaser further represents and warrants that all information provided to the Company by Purchaser is accurate and complete in all material respects.

2.4. Loss of Investment; Sophisticated Investor. The Purchaser recognizes that the purchase of the Purchased Securities involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Purchased Securities; (ii) transferability of the Purchased Securities is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that any other funds will be available to the Company, in addition to all of the other risks to which the Company may be subject. The Purchaser is an expert and sophisticated investor and has such knowledge and experience in financial and business matters so as to enable the Purchaser to utilize the information made available to Purchaser in connection with the Purchased Securities to evaluate the merits and risks of an investment in the Purchased Securities, and to make an informed investment decision with respect thereto. The Purchaser has consulted with its own legal and tax and other relevant experts and is not relying on the Company with respect to the tax, economic or any other considerations of an investment in the Company or in the Purchased Securities. The Purchaser recognizes that an investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Purchased Securities.

2.5. Information. The Purchaser acknowledges careful review of this Agreement and all exhibits hereto (collectively, this “Agreement”), and hereby represents that: (i) the Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and, (ii) the Purchaser has been afforded the access and the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the Company, the terms and conditions of the Offering, and any additional information which it has requested.

2.6. No Representations. Except for the representations and warranties of the Company contained herein and in the Purchased Securities, the Purchaser hereby acknowledges and agrees that no oral or written representations or warranties of any kind have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying on any information other than the results of independent investigation by the Purchaser.

2.7. Tax Consequences. The Purchaser acknowledges that the Offering may involve tax consequences and the Company is not providing any tax advice or information. The Purchaser acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Purchased Securities.

2.8. Transfer or Resale. The Purchaser will not sell or otherwise transfer the Purchased Securities without registration under the 1933 Act or applicable state securities laws, or pursuant to an exemption therefrom. The Purchaser understands that Rule 144 promulgated under the 1933 Act sets forth certain restrictions on the ability to resell securities without having to satisfy the registration requirements under the 1933 Act. The Purchaser consents that the Company may, if it desires, permit the transfer of the Purchased Securities out of the Purchaser’s name only when the Purchaser’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state “blue sky” laws.

2.9. State Securities Laws; Legends. The Purchaser agrees and acknowledges that the Purchased Securities will bear a legend substantially in the form presented below:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITY UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

2.10. No General Solicitation. The Purchaser represents that the Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

2.11. Authorization; Enforcement; Validity. If the Purchaser is a corporation, partnership, trust, or other entity, the Purchaser represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Purchased Securities; and (b) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

2.12. No Conflicts. If the Purchaser is a corporation, partnership, trust, or other entity, Purchaser represents and warrants that the execution and delivery by the Purchaser of this Agreement will not result in any violation of, or be in conflict with, or constitute a default under, the organizational documents of such entity, any agreement or instrument to which such entity is a party or by which such entity or its respective properties are bound, or any judgment, decree, order or, to its knowledge, any statute, rule or regulation applicable to such entity.

2.13. Address. The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser at the end of this Agreement is the undersigned’s principal residence if the Purchaser is an individual or its principal business address if it is a corporation or other entity.

2.14. Authority of Signatory. Any person executing this Agreement on behalf of Purchaser represents and warrants that he or she is duly authorized to enter into and execute this Agreement on behalf of the Purchaser.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as follows:

3.1. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and to issue and deliver the Purchased Securities. The execution and delivery of this Agreement and the issuance and delivery of the Purchased Securities hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company. This Agreement has been duly and validly executed and delivered by and on behalf of the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally.

3.2. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business.

3.3. Non-Contravention/Third Party Consents. Neither the execution and delivery of this Agreement, the issuance of the Purchased Securities nor the consummation of the transactions contemplated by this Agreement conflicts with or results in a breach by the Company of any of the terms or provisions of, or constitutes a default under, the Articles of Incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable Federal or State law, rule, or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets, except for such conflicts, breaches or defaults as would not have a material adverse effect on the Company’s business. To the extent that any third-party consent is necessary, the Company will obtain such consent prior to the Closing.

ARTICLE IV COVENANTS

4.1 Use of Proceeds. The Company shall use the net proceeds from the issuance of the Note solely for the following purposes: (i) pay the Consulting Fee set forth in Section 1.5 of this Agreement;
(ii) finance the acquisition of Giant Beverage, Inc.; (iii) for the repayment and retirement of certain convertible promissory notes of the Company; and (iv) for general working capital purposes.

4.2 Right of First Refusal. For a period terminating on the earlier to occur of the date that all amounts due and owing under the terms of the Note have been paid in full, or twelve (12) months from the date of Closing, before the Company executes any definitive agreements to offer and/or sell any debt and/or equity securities to a third party, the Company shall first offer the Purchaser to the right to purchase such debt and/or equity securities on the same terms and conditions as are offered by the Company to the third party. Purchaser shall have five (5) business days during which to accept such offer. If Purchaser does not accept such offer within such five (5) day period, the Company shall be free to accept the third- party offer. Notwithstanding anything in this Section 4.2 to the contrary, the right of first refusal set forth herein shall not apply to any offer and/or sale of debt and/or equity securities currently in negotiation between the Company and any third parties, or otherwise contemplated by the Company, as of the date hereof.

4.3 Grant of Security Interest. As an inducement for the Purchaser to purchase the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all amounts due and owing Purchaser under the terms of the Note, including accrued interest due and payable thereunder, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Purchaser, a continuing security interest in all of the Company's assets.

ARTICLE V MISCELLANEOUS

5.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Hispanica International Delights of America, Inc.
575 Lexington Avenue, 4th Floor
New York, NY 10022
Attention: Fernando Oswaldo Leonzo
Tel. No.: 914-413-6106
Fax No.: 516-223-2894

If to the Purchaser:

Shircoo, Inc.
2350 E. Allview Terrace
Los Angeles, CA 90068
Attention: Masoud Toghraie
Tel. No.: 323-244-9955

or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.

5.2 Entire Agreement; Amendment. This Agreement, along with the Note supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the Note contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the undersigned.

5.3 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

5.4 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

5.5 Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, any agents and each of their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any breach by the Purchaser of any representation, warranty, covenant or agreement made by the Purchaser herein.

The Company agrees to indemnify and hold harmless the Purchaser, any agents and each of their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach of the Company of any covenant or agreement made by the Company herein or in any other document delivered by or on behalf of the Company in connection with this Agreement.

5.6 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.9 Survival. The representations and warranties of the Company and the Purchaser contained in Articles II and III and the agreements set forth in this Article V shall survive for a period of one year after the Closing.

5.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.11 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.12 Legal Representation. The Purchaser acknowledges that: (a) it has read this Agreement and the exhibits hereto; (b) it has either been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (c) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

5.13 Confidentiality. The Purchaser agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company to which it has become privy by reason of this Agreement until such information has been publicly disclosed by the Company or until such information is no longer material; provided, however, that the Purchaser may disclose any such confidential information (i) as has become generally available to the public, other than as a result of a breach of this Section 4.13 by the Purchaser, (ii) to the Purchaser’s members, managers, equity holders, agents and professional advisors who need to know such information and agree (or are under a duty) to keep it confidential, and (iii) to the extent disclosure is necessary in order to comply with any law, order, regulation, ruling, summons or subpoena applicable to the Purchaser, provided (x) the Purchaser shall, to the extent practicable, give the Company notice of such request and shall cooperate with the Company, at its request and expense, to seek a protective or similar order and (y) in the absence of such order, shall furnish only that portion of the information which, in accordance with the advice of counsel, is legally required to be furnished.

5.14 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or counterpart delivered by other electronic transmission (such as electronic mail of .pdf files), shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature or counterpart delivered by other electronic transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

By:
Name: Fernando Oswaldo Leonzo
Title: Chief Executive Officer

PURCHASER

SHIRCOO, INC.

By:
Name: Masoud Toghraie
Authorized Signatory

Purchase Price:

$650,000

PURCHASER NOTIFICATION INFORMATION

Street Address: 2350 E. Allview Terrace
City, State, Zip: Los Angeles, California 90068
Attention: Masoud Toghraiem
Phone: 323-244-9955

EXHIBIT A

FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Secured Promissory Note

$650,000
                         Issuance Date: September 25, 2017

                                Maturity Date:

FOR VALUE RECEIVED, HISPANICA INTERNATIONAL DELIGHTS OF
AMERICA, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of Shircoo, Inc., a California corporation, or any permitted holder of this Secured Promissory Note (the “Payee”), at the principal office of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of Six Hundred Fifty Thousand Dollars ($650,000), with interest on the unpaid principal balance hereof at a rate equal to seven percent (7%) per annum commencing on the date hereof, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this Senior Promissory Note (this “Note”). This Note is issued pursuant to the terms of the Note Purchase Agreement, by and between the Company and Payee, dated as of the date hereof (“Purchase Agreement”).

1. Principal and Interest Payments.

(a) The Company shall repay in cash the entire principal balance then outstanding under this Note together with all accrued but unpaid interest thereon on March 25, 2019 (the “Maturity Date”).

(b) Interest on the outstanding principal balance of this Note shall accrue at a rate of seven percent (7%) per annun commencing on the “Issuance Date” of this Note (as indicated above), which interest shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty-five (365) days. All accrued and unpaid interest due under this Note shall be payable monthly beginning thirty (30) days from the Issuance Date in cash. Furthermore, upon the occurrence of an Event of Default (as defined below), or following the Maturity Date the Company will pay interest to the Payee on the then outstanding principal balance of the Note from such date until this Note is paid in full at the rate of twelve percent (12%) per annum, with interest payable monthly.

(c) At the Company’s sole option, the Company may prepay all or a portion of the outstanding principal amount of this Note and/or all or a portion of the accrued and unpaid interest hereon in cash at any time prior to the Maturity Date, in the case of the outstanding principal amount, or prior to the date due, in the case of accrued but unpaid interest, without penalty or premium. Any payments made under this Note shall be applied first to the accrued and unpaid interest, if any, and the remainder to the unpaid principal amount.

2. Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

3. Representations and Warranties of the Company. The Company represents and warrants to the Payee as follows:

(a) The Company has been duly incorporated and validly exists and is in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

(b) This Note has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally.

(c) The execution, delivery and performance of this Note will not: (i) conflict with or result in a material breach of or a default under any of the terms or provisions of, (A) the Company’s Certificate of Incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound; (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets; or
(iii) result in the creation or imposition of any material lien or encumbrance upon any material property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party or may be bound or to which the Company or any of its property is subject.

(d) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Note.

4. Events of Default. The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a) the Company shall fail to make the payment of any principal amount outstanding for a period of five (5) business days after the date such payment shall become due and payable hereunder; or

(b) the Company shall fail to make the payment of any accrued and unpaid interest for a period of five (5) business days after the date such interest shall become due and payable hereunder; or

(c) any material breach by the Company of any representations or warranties made by the Company herein or any covenant or agreement of the Company contained herein; or

(d) the holder of any indebtedness of the Company shall accelerate any payment of any amount or amounts of principal or interest on any such indebtedness (the “Indebtedness”) (other than with respect to this Note and notes of like tenor) prior to its stated maturity or payment date, the aggregate principal amount of which Indebtedness is in excess of $500,000, whether such Indebtedness now exists or shall hereinafter be created, and such accelerated payment entitles the holder thereof to immediate payment of such Indebtedness which is due and owing and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within fifteen (15) business days of such acceleration; or

(e) A judgment or judgments for the payment of money shall be rendered against the Company for an amount in excess of $500,000 in the aggregate (net of any applicable insurance coverage) for all such judgments that shall remain unpaid for a period of sixty (60) consecutive days or more after its entry or issue or that shall not be discharged, released, dismissed, stayed or bonded (due to an appeal or otherwise) within the sixty (60) consecutive day period after its entry or issue; or

(f) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code, as amended (the “Bankruptcy Code”) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, or (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic); or

(g) a proceeding or case shall be commenced in respect of the Company without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of forty-five (45) consecutive days.

5. Remedies Upon an Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, (a)declare, by providing the Company with not less than five (5) days prior written notice, the entire unpaid principal balance of this Note together with all interest accrued and unpaid hereon, due and payable, and upon the Company’s receipt of such notice, the same shall be accelerated and so due and payable; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 4(f) and (g), without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company, the outstanding principal balance and accrued and unpaid interest hereunder shall be immediately due and payable, and (ii) Sections 4(a) through (e), the Payee may exercise or otherwise enforce any one or more of the Payee’s rights, powers, privileges, remedies and interests under this Note or applicable law. No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. Notwithstanding anything to the contrary contained in this Note, Payee agrees that its rights and remedies hereunder are limited to receipt of cash in the amounts described herein.

6. Replacement. Upon receipt of a duly executed and notarized written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

7. Parties in Interest; Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may not be transferred or sold, pledged, hypothecated or otherwise granted as security by the Payee without the prior written consent of the Company, which consent will not be unreasonably withheld.

8. Amendments. This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

9. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated in the Purchase Agreement.

10. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

11. Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

12. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate. Therefore, the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

13. Failure or Delay Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

14. Enforcement Expenses. The Company agrees to pay all reasonable costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses.

15. Binding Effect. The obligations of the Company and the Payee set forth herein shall be binding upon the successors and permitted assigns of each such party.

16.   Compliance with Securities Laws. The Payee acknowledges and agrees that this Note is being, and will be, acquired solely for the Payee’s own account and not as a nominee for any other party, and for investment purposes only and not with a view to the resale or distribution of any part thereof, and that the Payee shall not offer, sell or otherwise dispose of this Note other than in compliance with applicable federal and state laws. The Payee understands that this Note is a “restricted security” under applicable federal and state securities laws and that such security has not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”). The Payee represents and warrants to the Company that the Payee is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

17. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

18. Consent to Jurisdiction. Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in Los Angeles, California and the courts of the State of California located in Los Angeles county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 18 shall affect or limit any right to serve process in any other manner permitted by applicable law.

19. Waivers. Except as otherwise specifically provided herein, the Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and does hereby consent to any number of renewals or extensions of the time for payment hereof and agrees that any such renewals or extensions may be made without notice and without affecting its liability herein, AND DOES HEREBY WAIVE TRIAL BY JURY. No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

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IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

Hispanica International Delights of America, Inc.

By: /s/ Fernando Oswaldo Leonzo
Name: Fernando Oswaldo Leonzo
Title: Chief Executive Officer